UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report – June 2, 2011
(Date of earliest event reported)

MACE SECURITY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22810	03-0311630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

240 Gibraltar Road, Suite 220, Horsham, Pennsylvania 19044
(Address of principal executive offices)                 (Zip Code)

(267) 317-4009
(Registrant’s telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  8.01       Other Events.

On June 2, 2011, the Company issued a press release announcing that the Federal District Court for Vermont has accepted the guilty plea of Mace Personal Defense, Inc., to one felony charge of storing hazardous waste at its Bennington, VT facility and to pay a fine of $100,000.  The event is more fully described in the exhibit filed herewith as Exhibit 99.1.

Item 9.01       Financial Statements and Exhibits.

(c)      Exhibit.  The following exhibit is being filed herewith:

99.1  Press Release issued by the Company dated June 2, 2011.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:	June 2, 2011	Mace Security International, Inc.

		By:	/s/ Gregory M. Krzemien
Gregory M. Krzemien
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.l	Press Release issued by the Company dated June 2, 2011.